SUB-ITEM 77Q1(E)  NEW INVESTMENT ADVISORY CONTRACTS

Incorporated by reference to exhibit (d)(3)(xxv) to post-effective amendment no. 52 to the Registrant's registration statement filed on Form Type 485APOS on February 28, 2003 (Accession No. 0001127563-03-000008).